INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Taxes
INCOME TAXES
NOTE 10 – INCOME TAXES

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. We do not expect to pay any significant federal or state income tax for 2013 as a result of (i) the losses recorded during the six months ended June 30, 2013, (ii) additional losses expected for the remainder of 2013, and/or (iii) net operating loss carry forwards from prior years. Accounting standards require the consideration of a valuation allowance for deferred tax assets if it is “more likely than not" that some component or all of the benefits of deferred tax assets will not be realized. As of June 30, 2013, we maintain a full valuation allowance for all deferred tax assets. Based on these requirements, no provision or benefit for income taxes has been recorded. There were no recorded unrecognized tax benefits at the end of the reporting period.

NOTE 11– INCOME TAXES

With the advent of the Merger, we determined that VitaMed would become the sole focus of our company and previous business performed by our predecessor was discontinued. Because of these events, deferred income taxes are determined by calculating the loss from operations of our company starting October 4, 2011. Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of our assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in our tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases. For the years December 31, 2012 and 2011, there was no provision for income taxes, current or deferred.

 At December 31, 2012 and 2011, we had a net operating loss carry forward of approximately $14,900,000 and $2,100,000 million, respectively, available to offset future taxable income through 2032.

At December 31, 2012 and 2011, we had state net operating loss carryforwards of approximately $12,800,000 and $25,000, respectively, available to offset future losses through 2032. We established valuation allowances equal to the full amount of the deferred tax assets because of the uncertainty of the utilization of the operating losses in future periods. We periodically assess the likelihood that we will be able to recover the deferred tax assets. We consider all available evidence, both positive and negative, including historical levels of income, expectations and risks associated with estimates of future taxable income.

Our deferred tax asset and liability as presented in financial statements consist of the following:

	2012	2011
Deferred Income Tax Assets:
Net operating losses	$5,920,861	$748,404
Valuation allowance	(5,920,861)	(748,404)
Deferred Income Tax Assets, net	$-0-	$-0-

Our provision for income taxes differs from applying the statutory U.S. federal income tax rate to the income before income taxes. The primary differences result from deducting certain expenses for financial statement purposes but for federal income tax purposes.

A reconciliation between taxes computed at the federal statutory rate and the consolidated effective tax rate is as follows:

	2012	2011
Federal statutory tax rate	35.0%	35.0%
State tax rate, net of federal tax benefit	5.5%	-0-%
Adjustment in valuation allowances	(18.2)%	(5.8)%
Permanent and other differences	(22.3)%	(29.2)%
Provision (Benefit) for Income Taxes	-0-%	-0-%

NOTE E – INCOME TAXES

With the advent of the Merger, Company management determined that VitaMed would become the sole focus of the Company and previous business performed by Therapeutics was discontinued.  Because of these events, deferred income taxes are determined by calculating the loss from operations of the Company from October 4, 2011 to December 31, 2011.  Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities.  Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return.  Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.  As of December 31, 2011, there is no provision for income taxes, current or deferred.

At December 31, 2011, the Company had a net operating loss carry forward of approximately $2.1 million, available to offset future taxable income through 2031.  The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.  The Company periodically assesses the likelihood that it will be able to recover its deferred tax assets.  The Company considers all available evidence, both positive and negative, including historical levels of income, expectations and risks associated with estimates of future taxable income.

At December 31, 2011, the differences between the actual income tax benefit and the amount computed by applying the statutory federal tax rate (35%) to the loss before taxes are as follows:

Expected income tax benefit at statutory rate	$(4,519,678)
Non-deductible expenses:
Debt settlement	2,586,500
VitaMed pre-merger loss	1,164,629
Other non-deductible expenses	22,912
Change in valuation account	745,637
Income tax expense (benefit)	$-0-